Exhibit 10.1

                              SENIOR GUARANTEE

     For value received, each of the undersigned (the "Senior Guarantors"), to the extent set forth in and subject to the terms of the Indenture, dated as of April 13, 2004, among NTL Cable PLC, a public limited company organized under the laws of England and Wales (the "Issuer"), NTL Incorporated, a Delaware corporation (formerly known as Telewest Global, Inc.), NTL Holdings Inc., a Delaware corporation (formerly known as NTL Incorporated), NTL (UK) Group, Inc., a Delaware corporation, NTL Communications Limited, a limited company organized under the laws of England and Wales, NTL Investment Holdings Limited, a limited company organized under the laws of England and Wales ("NTLIH" or the "Senior Subordinated Subsidiary Guarantor"), and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented from time to time (the "Indenture"), hereby jointly and severally with one another and with the Senior Subordinated Subsidiary Guarantor irrevocably and unconditionally guarantees to each Holder and to the Trustee and its successors and assigns
(1) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all obligations of the Issuer under the Indenture (including obligations to the Trustee) and the Notes, whether for payment of principal of or interest on or premium or Special Interest, if any, on the Notes and all other monetary obligations of the Issuer under the Indenture and the Notes and (2) the full and punctual performance within applicable grace periods of all other obligations of the Issuer whether for fees, expenses, indemnification or otherwise under the Indenture and the Notes (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Senior Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Note Guarantor, and that such Note Guarantor shall remain bound under this Guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

     The obligations of each Senior Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture, are expressly set forth in Article 11 of the Indenture, and reference is hereby made to the Indenture, for the precise terms and limitations of this Guarantee. Each Holder of the Note to which this Guarantee is endorsed, by accepting such Note, agrees to and shall be bound by such provisions.

     Each Senior Guarantee will be limited to an amount not to exceed the maximum amount that can be guaranteed by such Senior Guarantor without rendering such Senior Guarantee voidable under applicable law relating to ultra vires, fraudulent conveyance, fraudulent transfer, corporate benefit or similar laws affecting the rights of creditors generally.

                       [Signatures on following page]


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     IN WITNESS WHEREOF, each Senior Guarantor has caused this Guarantee to be signed by a duly authorized officer, on October 30, 2006.

                                   NTL HOLDINGS INC.

                                   By:  /s/ Bryan Hall
                                        --------------------------------
                                        Name: Bryan Hall
                                        Title: Secretary

                                   NTL (UK) GROUP, INC.

                                   By:  /s/ Robert Mackenzie
                                        --------------------------------
                                        Name: Robert Mackenzie
                                        Title: Director

                                   NTL COMMUNICATIONS LIMITED

                                   By:  /s/ Robert Mackenzie
                                        --------------------------------
                                        Name: Robert Mackenzie
                                        Title: Director

                                   NTL INCORPORATED

                                   By:  /s/ Bryan Hall
                                        --------------------------------
                                        Name: Bryan Hall
                                        Title: Secretary

                                   NTL:TELEWEST LLC

                                   By:  /s/ Bryan Hall
                                        --------------------------------
                                        Name: Bryan Hall
                                        Title: Secretary